EXHIBIT 10.4

                             CATCHER HOLDINGS, INC.

                          NOTICE OF STOCK OPTION AWARD

      Grantee's Name and Address:       Jeff Gilford
                                        3310 Avenida Anacapa
                                        Carlsbad, California 92009

      You (the "Grantee") have been granted an option (the "Option") to purchase shares of Common Stock of Catcher Holdings, Inc. (the "Company"), subject to the terms and conditions of this Notice of Stock Option Award (the "Notice") and the Stock Option Award Agreement (the "Option Agreement") attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Option Agreement shall have the same defined meanings in this Notice.

      Award Number                      ________________________________________

      Date of Award                     June 24, 2005

      Vesting Commencement Date         June 16, 2005

      Exercise Price per Share          $3.74

      Total Number of Shares Subject
      to the Option (the "Shares")      918,000

      Total Exercise Price              $3,433,320

      Type of Option                    Non-Qualified Stock Option

      Expiration Date:                  June 23, 2015

      Post-Termination Exercise Period: Five (5) Years

Vesting Schedule:
-----------------

      Subject to the Grantee's Continuous Service and other limitations set forth in this Notice and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

      The "First Tranche" of the Option represents the right to purchase 580,000 Shares. 25% of the Shares subject to the First Tranche shall vest on the Vesting Commencement Date and 1/36th of the remaining Shares subject to the First Tranche shall vest on each monthly anniversary of the Vesting Commencement Date, such that the Shares subject to the First Tranche will be fully vested three (3) years after the Vesting Commencement Date.

      The "Second Tranche" of the Option represents the right to purchase 193,000 Shares. 25% of the Shares subject to the Second Tranche shall vest twelve (12) months after the Vesting Commencement Date and 1/36th of the remaining Shares subject to the Second Tranche shall vest on each monthly anniversary of the Vesting Commencement Date thereafter, such that the

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Shares subject to the Second Tranche will be fully vested four (4) years after the Vesting Commencement Date.

      The "Third Tranche" of the Option represents the right to purchase 145,000 Shares. 25% of the Shares subject to the Third Tranche shall vest twenty-four
(24) months after the Vesting Commencement Date and 1/36th of the remaining Shares subject to the Third Tranche shall vest on each monthly anniversary of the Vesting Commencement Date thereafter, such that the Shares subject to the Third Tranche will be fully vested five (5) years after the Vesting Commencement Date.

      In the event of termination of the Grantee's Continuous Service (a) by the Grantee for Good Reason, (b) as a result of the Grantee's death or Disability or
(c) by the Company other than for Cause, then a certain portion of the Option shall become vested depending on when such termination of Continuous Service occurs:

            (i) In the event such termination of Continuous Service occurs on or before the eighteen (18) month anniversary of the Vesting Commencement Date, then the Shares subject to the Option that would have vested during the period beginning with the Grantee's termination date and ending on the thirty-six (36) month anniversary of the Vesting Commencement Date shall become vested immediately prior to the termination of the Grantee's Continuous Service;

            (ii) In the event such termination of Continuous Service occurs after the eighteen (18) month anniversary of the Vesting Commencement Date but before the twenty-four (24) month anniversary of the Vesting Commencement Date, then the Shares subject to the Option that would have vested during the eighteen (18) month period after the Grantee's termination date shall become vested immediately prior to the termination of the Grantee's Continuous Service; and

            (iii) In the event such termination of Continuous Service occurs on or after the twenty-four (24) month anniversary of the Vesting Commencement Date, then 100% of the remaining unvested Shares subject to the Option shall become vested immediately prior to the termination of the Grantee's Continuous Service.

      During any authorized leave of absence, the vesting of the Option as provided in this schedule shall be suspended after the leave of absence exceeds a period of three (3) months. Vesting of the Option shall resume upon the Grantee's termination of the leave of absence and return to service to the Company or a Related Entity. The Vesting Schedule of the Option shall be extended by the length of the suspension.

      In the event of termination of the Grantee's Continuous Service for Cause, the Grantee's right to exercise the Option shall terminate concurrently with the termination of the Grantee's Continuous Service, except as otherwise determined by the Board.

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      IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice and the Option Agreement.

                                        Catcher Holdings, Inc.,
                                        a Delaware corporation

                                        By: ____________________________________

                                        Title: _________________________________

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE'S CONTINUOUS SERVICE. THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE OR THE OPTION AGREEMENT SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE GRANTEE'S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE'S RIGHT OR THE RIGHT OF THE COMPANY OR RELATED ENTITY TO WHICH THE GRANTEE PROVIDES SERVICES TO TERMINATE THE GRANTEE'S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE GRANTEE'S STATUS IS AT WILL.

      The Grantee acknowledges receipt of a copy of the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice and the Option Agreement. The Grantee hereby agrees that all questions of interpretation and administration relating to this Notice and the Option Agreement shall be resolved by the Board in accordance with Section 13 of the Option Agreement. The Grantee further agrees to the venue selection and waiver of a jury trial in accordance with Section 14 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.


Dated: ______________________           Signed: ________________________________
                                                           Grantee

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                                                       AWARD NUMBER: ___________

                             CATCHER HOLDINGS, INC.

                          STOCK OPTION AWARD AGREEMENT
                          ----------------------------

      1. GRANT OF OPTION. Catcher Holdings, Inc., a Delaware corporation (the "Company"), hereby grants to the Grantee (the "Grantee") named in the Notice of Stock Option Award (the "Notice"), an option (the "Option") to purchase the Total Number of Shares of Common Stock subject to the Option (the "Shares") set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the "Exercise Price") subject to the terms and provisions of this Stock Option Award Agreement (the "Option Agreement") and the Notice which are incorporated herein by reference.

      2.    EXERCISE OF OPTION.

            (a) RIGHT TO EXERCISE. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of this Option Agreement. The Option shall be subject to the provisions of Section 17 of this Option Agreement relating to the exercisability or termination of the Option in the event of a Corporate Transaction or Change in Control. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Board. In no event shall the Company issue fractional Shares.

            (b) METHOD OF EXERCISE. The Option shall be exercisable by delivery of an exercise notice (a form of which is attached as Exhibit A) or by such other procedure as specified from time to time by the Board which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Board. The exercise notice shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Board to the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such notice accompanied by the Exercise Price, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(d), below.

            (c) TAXES. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Board for the satisfaction of applicable income tax and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise of the Option, the Company or the Grantee's employer may offset or withhold (from any amount owed by the Company or the Grantee's employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax withholding obligations.

      3. METHOD OF PAYMENT. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law and, provided further, that the portion

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of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

            (a)   cash;

            (b)   check;

            (c) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Board may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised, provided, however, that Shares acquired under any other equity compensation plan or agreement of the Company must have been held by the Grantee for a period of more than six (6) months (and not used for another award exercise by attestation during such period); or

            (d) payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

      4. RESTRICTIONS ON EXERCISE. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws. If the exercise of the Option within the applicable time periods set forth in Section 5, 6 and 7 of this Option Agreement is prevented by the provisions of this Section 4, the Option shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Option is exercisable, but in any event no later than the Expiration Date set forth in the Notice.

      5. TERMINATION OR CHANGE OF CONTINUOUS SERVICE. Subject to Section 17, in the event the Grantee's Continuous Service terminates, other than for Cause, the Grantee may, but only during the Post-Termination Exercise Period, exercise the portion of the Option that was vested at the date of such termination (the "Termination Date"). The Post-Termination Exercise Period shall commence on the Termination Date. In the event of termination of the Grantee's Continuous Service for Cause, the Grantee's right to exercise the Option shall, except as otherwise determined by the Board, terminate concurrently with the termination of the Grantee's Continuous Service (also the "Termination Date"). In no event, however, shall the Option be exercised later than the Expiration Date set forth in the Notice. In the event of the Grantee's change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and the Option shall continue to vest in accordance with the Vesting Schedule set forth in the Notice. Except as provided in Sections 6 and 7 below, to the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the Post-Termination Exercise Period, the Option shall terminate.

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      6.    DISABILITY OF GRANTEE. Subject to Section 17, in the event the
Grantee's Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within five (5) years commencing on the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date. To the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate.

      7. DEATH OF GRANTEE. Subject to Section 17, in the event of the termination of the Grantee's Continuous Service as a result of his or her death, or in the event of the Grantee's death during the Post-Termination Exercise Period or during the five (5) year period following the Grantee's termination of Continuous Service as a result of his or her Disability, the person who acquired the right to exercise the Option pursuant to Section 8 may exercise the portion of the Option that was vested at the date of termination within five (5) years commencing on the date of death (but in no event later than the Expiration
Date). To the extent that the Option was unvested on the date of death, or if the vested portion of the Option is not exercised within the time specified herein, the Option shall terminate.

      8. TRANSFERABILITY OF OPTION. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that the Option may be transferred during the lifetime of the Grantee to the extent and in the manner determined by the Board. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee's Option in the event of the Grantee's death on a beneficiary designation form provided by the Board. Following the death of the Grantee, the Option, to the extent provided in Section 7, may be exercised (a) by the person or persons designated under the deceased Grantee's beneficiary designation or (b) in the absence of an effectively designated beneficiary, by the Grantee's legal representative or by any person empowered to do so under the deceased Grantee's will or under the then applicable laws of descent and distribution. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

      9. TERM OF OPTION. The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.

      10. TAX CONSEQUENCES. The Grantee may incur tax liability as a result of the Grantee's purchase or disposition of the Shares. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

      11. ENTIRE AGREEMENT: GOVERNING LAW. The Notice and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of Virginia without giving effect to any choice of law rule that would cause the application of the laws of any

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jurisdiction other than the internal laws of the State of Virginia to the rights and duties of the parties. Should any provision of the Notice or this Option Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

      12. CONSTRUCTION. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

      13. ADMINISTRATION AND INTERPRETATION. Any question or dispute regarding the administration or interpretation of the Notice or this Option Agreement shall be submitted by the Grantee or by the Company to the Board. The resolution of such question or dispute by the Board shall be final and binding on all persons.

      14. VENUE AND WAIVER OF JURY TRIAL. The Company, the Grantee, and the Grantee's assignees pursuant to Section 8 (the "parties") agree that any suit, action, or proceeding arising out of or relating to the Notice or this Option Agreement shall be brought in the United States District Court for the Eastern District of Virginia (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Virginia state court in the County of Loudoun) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 14 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

      15. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

      16. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of Shares covered by the Option, the exercise price of the Option, as well as any other terms that the Board determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Board may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation

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(whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board and its determination shall be final, binding and conclusive. Except as the Board determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to the Option.

      17.   CORPORATE TRANSACTION/CHANGE IN CONTROL.

            (a) TERMINATION OF OPTION TO EXTENT NOT ASSUMED IN CORPORATE TRANSACTION. Effective upon the consummation of a Corporate Transaction, the Option shall terminate. However, the Option shall not terminate to the extent it is Assumed in connection with the Corporate Transaction.

            (b) ACCELERATION OF OPTION UPON CORPORATE TRANSACTION OR CHANGE IN CONTROL.

                  (i) CORPORATE TRANSACTION. In the event of a Corporate Transaction and irrespective of whether the Option is Assumed or Replaced, the Option automatically shall become fully vested and exercisable immediately prior to the specified effective date of such Corporate Transaction, for all of the Shares at the time represented by the Option.

                  (ii) CHANGE IN CONTROL. In the event of a Change in Control (other than a Change in Control which also is a Corporate Transaction), the Option automatically shall become fully vested and exercisable immediately prior to the specified effective date of such Change in Control, for all of the Shares at the time represented by the Option.

      18.   DEFINITIONS. As used herein, the following definitions shall apply:

            (a) "AFFILIATE" and "ASSOCIATE" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

            (b) "APPLICABLE LAWS" means the legal requirements applicable to the Option, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Options granted to residents therein.

            (c) "ASSUMED" means that pursuant to a Corporate Transaction either (i) the Option is expressly affirmed by the Company or (ii) the contractual obligations represented by the Option are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Option and the exercise or purchase price thereof which at least preserves the compensation element of the Option existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Option.

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            (d)   "BOARD" means the Board of Directors of the Company and shall include any committee of the Board or Officer of the Company to which the Board has delegated its authority under this Agreement.

            (e) "CAUSE" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is based on, in the determination of the Administrator: (i) the Grantee's conviction of a felony relating to the business of the Company, (ii) a final determination by a court of competent jurisdiction that the Grantee has breached a fiduciary duty to the Company, its successors or assigns, (iii) the Grantee's acts or omissions constituting gross negligence, recklessness or willful misconduct with respect to the Grantee's obligations or otherwise relating to the business of Company or a Related Entity, or (iv) a material breach of any representation, warranty or covenant of the Grantee under the Grantee's Employment Agreement dated June 16, 2005, PROVIDED THAT, the Grantee has first been advised in writing by the Company of the breach, and has been given a reasonable opportunity (not to exceed thirty (30) days) to cure such breach if such breach is capable of cure.

            (f) "CHANGE IN CONTROL" means a change in ownership or control of the Company effected through either of the following transactions:

                  (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

                  (ii) a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

            (g)   "CODE" means the Internal Revenue Code of 1986, as amended.

            (h)   "COMMON STOCK" means the common stock of the Company.

            (i) "COMPANY" means Catcher Holdings, Inc., a Delaware corporation.

            (b) "CONSULTANT" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

            (c)   "CONTINUING DIRECTORS" means members of the Board who either
(i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board

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members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

            (d) "CONTINUOUS SERVICE" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee's Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

            (e) "CORPORATE TRANSACTION" means any of the following transactions, provided, however, that the Board shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

                  (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                  (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

                  (iii) the complete liquidation or dissolution of the Company;

                  (iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but
(A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Board determines shall not be a Corporate Transaction; or

                  (v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the

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Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities but excluding any such transaction or series of related transactions that the Board determines shall not be a Corporate Transaction.

            (f) "DIRECTOR" means a member of the Board or the board of directors of any Related Entity.

            (g) "DISABILITY" means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, "Disability" means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Board in its discretion.

            (h) "EMPLOYEE" means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

            (i) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            (j) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                  (i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Board) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Board deems reliable;

                  (ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Board deems reliable; or

                  (iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Board in good faith.

            (j) "GOOD REASON" shall mean (i) the Company's material breach in the performance or non-performance of any of the Company's obligations or duties under the Grantee's Employment Agreement dated June 16, 2005 (the "Employment Agreement"), PROVIDED THAT, the Company has first been advised in writing by the Grantee of the material breach, and has been given a reasonable opportunity (not to exceed sixty (60) days) to cure such breach if such breach is capable of cure, (ii) the failure of the Company to make any of the payments or provide any benefits as set forth in paragraph 3 of the Employment Agreement or (iii) the diminution of the Grantee's title, reporting relationship or the responsibilities or duties described in the Employment Agreement.

            (k) "NON-QUALIFIED STOCK OPTION" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

            (l) "OFFICER" means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            (m) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (k) "RELATED ENTITY" means any Parent or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.

            (n) "REPLACED" means that pursuant to a Corporate Transaction the Option is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Option existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Option. The determination of Option comparability shall be made by the Board and its determination shall be final, binding and conclusive.

            (o)   "SHARE" means a share of the Common Stock.

            (p) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

                                END OF AGREEMENT

                                    EXHIBIT A
                                    ---------

                                 EXERCISE NOTICE
                                 ---------------

Catcher Holdings, Inc.
39526 Charlestown Pike
Hamilton, Virginia 20158-3322
Attention: Secretary

      1. Effective as of today, ______________, ___ the undersigned (the "Grantee") hereby elects to exercise the Grantee's option to purchase ___________ shares of the Common Stock (the "Shares") of Catcher Holdings, Inc. (the "Company") under and pursuant to the Stock Option Award Agreement (the "Option Agreement") and Notice of Stock Option Award (the "Notice") dated ______________, ________. Unless otherwise defined herein, the terms defined in the Option Agreement shall have the same defined meanings in this Exercise Notice.

      2. REPRESENTATIONS OF THE GRANTEE. The Grantee acknowledges that the Grantee has received, read and understood the Notice and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

      3. RIGHTS AS STOCKHOLDER. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 16 of the Option Agreement.

      4. DELIVERY OF PAYMENT. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(d) of the Option Agreement.

      5. TAX CONSULTATION. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee's purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

      6. TAXES. The Grantee agrees to satisfy all applicable non-U.S., federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations.

      7. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

      8. CONSTRUCTION. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

      9. ADMINISTRATION AND INTERPRETATION. The Grantee hereby agrees that any question or dispute regarding the administration or interpretation of this Exercise Notice shall be submitted by the Grantee or by the Company to the Board. The resolution of such question or dispute by the Board shall be final and binding on all persons.

      10. GOVERNING LAW; SEVERABILITY. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of Virginia without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Virginia to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

      11. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

      12. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

      13. ENTIRE AGREEMENT. The Notice and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:                             Accepted by:

GRANTEE:                                  CATCHER HOLDINGS, INC.
                                          By:
                                                --------------------------------
                                          Title:
--------------------------------------          --------------------------------
              (Signature)
Address:                                  Address:
-------                                   -------
                                          39526 Charlestown Pike
--------------------------------------
                                          Hamilton, Virginia 20158-3322
--------------------------------------


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